CONCENTRATION AND RISKS	12 Months Ended
Dec. 31, 2025
Risks and Uncertainties [Abstract]
CONCENTRATION AND RISKS

3. CONCENTRATION AND RISKS

3.1 Concentration of credit risk

Financial instruments that potentially subject the Group to the concentration of credit risks consist of cash and cash equivalents, restricted cash, and short-term investments. The maximum exposures of such assets to credit risk are their carrying amounts as of the balance sheet dates. As of December 31, 2023, 2024 and 2025, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investments were held in major financial institutions located in Mainland China and Hong Kong, which management considers to be of high credit quality based on their credit ratings. The Company believes that no significant credit risk exists as these financial institutions have high credit quality.

3.2 Concentration of customers and suppliers

Substantially all revenue was derived from customers located in China. There are no suppliers from whom purchases individually represent greater than 10% of the total purchases of the Group in any of the periods presented.

Customers contributed more than 10% of total revenues are as below:

	Year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Customer A	24%	31%	*

*	Represent percentage less than 10%.

3.3 Foreign currency exchange rate risk

Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The appreciation of the RMB against the US$ was approximately 1.70%, 1.49% and 2.22% for the years ended December 31, 2023, 2024 and 2025, respectively. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.

YUNJI INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)